SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 15, 1997
                Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity Loan
   Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes, Series 1997-1)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                                      333-28031-1                      68-0397342
 (State or Other Jurisdiction of Incorporation)      (Commission File Number)   (I.R.S. Employer Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes
                  Series, 1997-1 (the "Series 1997-1 Notes").

                  The following exhibit which relates specifically to the Series
                  1997-1 Notes is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to holders of Series 1997-1 Notes dated
                                    September 15, 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 3, 1997



                                         HEADLANDS MORTGAGE
                                         SECURITIES INC.



                                    By:   /s/ Gilbert J. MacQuarrie
                                         Gilbert J. MacQuarrie
                                         Vice President, Treasurer and Secretary
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number

10.1 Monthly Payment Date Statement distributed to holders
of Series 1997-1 Notes dated September 15, 1997..........................5